Equity Securities Measurement Alternative Cumulative Gains (Losses) (Details) - Nonmarketable equity securities [Member] - Measurement alternative [Member] - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Measurement Alternative Cumulative Gains (Losses)
Cumulative gross unrealized gains due to observable price changes	$ 6,278	$ 2,356	$ 973
Cumulative gross unrealized losses due to observable price changes	(3)	(25)	(42)
Cumulative impairment write-downs	$ (821)	$ (969)	$ (134)